MODIFICATION OF
               MORTGAGE AND ASSIGNMENT OF LEASES

       THIS MODIFICATION OF MORTGAGE AND ASSIGNMENT OF LEASES ("this Agreement") made as of February 27, 1996, by and among Bally's Park Place, Inc., a New Jersey corporation, having an office at Park Place and the Boardwalk, Atlantic City, New Jersey, 08401, as leasehold and fee mortgagor ("Mortgagor"), and Bally's Park Place Realty Co., a New Jersey corporation, having an office at Park Place and the Boardwalk, Atlantic City, New Jersey, 08401, as fee mortgagor ("Bally's" and, together with Mortgagor, "Mortgagors") and First Union National Bank as collateral agent (formerly known as First Fidelity Bank, National Association and in such capacity, hereinafter the "Mortgagee") for itself, Midlantic Bank, N.A. (formerly known as Midlantic National Bank and hereinafter "Midlantic") and LaSalle National Bank (hereinafter "LaSalle"), dated as of the date hereof.

                    W I T N E S S E T H :

       WHEREAS, Mortgagee is the holder of that certain Mortgage and Security Agreement with Assignment of Rents (the "Mortgage") dated as of March 8, 1994, which Mortgage was recorded on March 9, 1994 in the Office of the Clerk of Atlantic County, New Jersey in Mortgage Book 5302 at page 150 et seq. to secure the obligations described therein, and which Mortgage is a lien on the property described therein (the "Encumbered Property"); and

       WHEREAS, the Mortgage was given as security for certain financial accommodations to Mortgagors pursuant to that certain Credit and Guaranty Agreement (the "Credit Agreement") dated March 8, 1994, by and among Mortgagor as borrower, Realty and Bally's Park Place, Inc., a Delaware corporation ("Park Place - Delaware") as guarantors, Mortgagee, as agent and lender, and Midlantic; and

       WHEREAS, the Mortgage secures, among other things, the obligations of the Mortgagors under the Credit Agreement and the notes issues pursuant thereto in the maximum aggregate principal amount of $50,000,000; and

       WHEREAS, Mortgagors gave to Mortgagee as additional security for the loan an Assignment of Leases and Rents (the "Assignment") dated March 8, 1994 which Assignment was recorded on March 9, 1994 in the Office of the Clerk of Atlantic County in Mortgage Book 5302, at page 228 et. seq.; and

       WHEREAS, Mortgagor, Bally's, Bally's Park Place Funding, Inc., a Delaware corporation ("Funding") as obligor, Bally's Park Place - Delaware as guarantor, and First Bank, National Association as trustee ("Trustee"), entered into an Indenture (the "Indenture"), dated as of March 8, 1994, pursuant to which Funding executed and delivered its First Mortgage Notes due 2004 (the "Notes") in the principal amount of up to $425,000,000; and

       WHEREAS, to secure the Indenture and the Notes, the Mortgagor, Bally's and Funding executed and delivered to the Trustee a Mortgage and Security Agreement with Assignment of Rents covering the Property (the "Trustee's Mortgage"); and

       WHEREAS, to further secure the Indenture and the Notes, the Mortgagor and Bally's executed and delivered to the Trustee an Assignment of Leases and Rents covering the Property (the "Trustee's Assignment"); and

       WHEREAS, Mortgagee, Midlantic, Mortgagors, Funding and the Trustee entered into an agreement (the "Intercreditor Agreement"), dated as of March 8, 1994, governing the exercise of remedies under the Trustee's Mortgage, the Mortgage, the Trustee's Assignment and the Assignment and governing the disposition of any proceeds received from the Encumbered Property; and

       WHEREAS, Mortgagors, Park Place - Delaware, Mortgagee, Midlantic and LaSalle have this day executed an Amended and Restated Credit and Guaranty Agreement ("Amended and Restated Credit Agreement"), which among other things, extends the maturity date of the existing $50,000,000 revolving credit facility and provides a $15,000,000 additional credit facility; and

       WHEREAS, pursuant to the Amended and Restated Credit Agreement Mortgagor has this day executed new revolving credit notes in the maximum aggregate principal amount of (1) $50,000,000 (the "Tranche A Notes"), and
  (2) $15,000,000 (the "Tranche B Notes"; collectively the Tranche A Notes and the Tranche B Notes are referred to herein as the "New Revolving Credit Notes") evidencing the Mortgagor's obligations to the Mortgagee, Midlantic and LaSalle under the Amended and Restated Credit Agreement; and

       WHEREAS, the parties hereto have agreed to modify the Mortgage and the Assignment to, inter alia, reflect the fact that they continue to secure the obligations of the Mortgagors to the Mortgagee as those obligations have been modified by the Amended and Restated Credit Agreement and the New Revolving Credit Notes; and

       WHEREAS, the Trustee, the Mortgagors, Funding, Mortgagee, Midlantic and LaSalle (Mortgagee, Midlantic and LaSalle being referred to herein as the "Lender") have this day executed a Modification to Intercreditor Agreement (the "Modification to Intercreditor Agreement"; the Intercreditor Agreement as revised by the Modification to Intercreditor Agreement hereinafter referred to as the "Revised Intercreditor Agreement"), in order to set forth the understanding between the Trustee and the Lender, among other things, with respect to (i) their rights and priorities regarding the Encumbered Property; and (ii) the order of priority that shall govern the allocation and application of proceeds from the Encumbered Property for the redemption of repayment of the Notes and the New Revolving Credit Notes.

       NOW, THEREFORE, incorporating the foregoing herein by reference and in consideration of the mutual covenants herein contained, the parties hereto do mutually covenant and agree, as follows:

       11. The foregoing recitals are incorporated into this Agreement by this reference.

       12. The term "Credit Agreement" as it is used in the Mortgage, as modified hereby, shall be deemed to refer to the Amended and Restated Credit Agreement.

       13. The term "Credit Agreement" as it is used in the Assignment, as modified hereby, shall be deemed to refer to the Amended and Restated Credit Agreement.

       14. The term "Revolving Credit Notes" as used in the Mortgage, as modified hereby, shall be deemed to refer to the New Revolving Credit Notes.

       15. The term "Revolving Credit Notes" as used in the Assignment, as modified hereby, shall be deemed to refer to the New Revolving Credit Notes.

       16. The term "Mortgage" as used in the Assignment, as modified hereby, shall be deemed to refer to the Mortgage, as modified hereby.

       17. The term "Intercreditor Agreement" as it is used in the Mortgage, as modified hereby, shall be deemed to refer to the Revised Intercreditor Agreement.

       18. The term "Intercreditor Agreement" as it is used in the Assignment, as modified hereby, shall be deemed to refer to the Revised Intercreditor Agreement.

       19. Section 25(a) of the Mortgage is amended to add at the end the following language:

                                           With a copy to

                                           LaSalle National Bank
                                           120 S. LaSalle Street
                                           Room 205
                                             Chicago, Illinois  60603
                                           Attn:   Kristen L. Simko


       20. The Encumbered Property described in the Mortgage, as modified hereby, shall remain in all respects subject to the lien, charge, or encumbrance of the Mortgage as modified hereby, and nothing herein contained and nothing done pursuant hereto, shall affect the lien, charge or encumbrance of or warranty of title in, or conveyance effected by the Mortgage, or the priority thereof over other liens, charges, encumbrances or conveyances; nor shall anything herein contained or done in pursuance hereof affect or be construed to affect any other security or instrument, if any, held by Mortgagee as security for or evidence of the aforesaid indebtedness.

       21. Pursuant to N.J.S.A. 46:9-8.1, the Mortgage, as modified hereby, and the obligations secured hereunder and all other obligations of the Mortgagors are subject to modification. To the extent permitted by law, the Mortgage, as modified hereby, secures all modifications from the date upon which the Mortgage was originally recorded, including future loans and extensions of credit and changes in the interest rate, due date, amount or other terms and conditions of any obligations. The Mortgage, as modified hereby, may be modified from time to time without affecting the priority of the lien created thereby.

       22. Except as modified herein, all of the terms, provisions and covenants of the Mortgage and Assignment are in all other respects hereby ratified and confirmed and shall remain in full force and effect.

       23. This Agreement is to be construed according to the laws of the State of New Jersey.

       24. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

       25. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        BALLY'S PARK PLACE, INC.,
                                        a New Jersey corporation

                                          By: _______________________
                                        Joseph A. D'Amato
                                        Vice President

                                        BALLY'S PARK PLACE REALTY CO.


                                      By: _______________________
                                      Joseph A. D'Amato
                                      Vice President


                                      First Union National Bank
                                      as collateral agent


                                      By: _________________________
                                      Patrick McGovern
                                      Vice President

  STATE OF NEW YORK   )
                      ) SS:
  COUNTY OF NEW YORK  )


       On the 27th day of February, 1996, before me personally came Joseph A. D'Amato, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of Bally's Park Place, Inc., a New Jersey corporation, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.



       Notary Public

  __________________________________




  STATE OF NEW YORK     )
                        ) SS:
  COUNTY OF NEW YORK    )


       On the 27th day of February, 1996, before me personally came Joseph A. D'Amato, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of Bally's Park Place Realty Co., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.


       Notary Public

  _________________________________

STATE OF PENNSYLVANIA )
                        ) SS:
  COUNTY OF             )


       On the _____ day of February, 1996, before me personally came Patrick McGovern, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of First Union National Bank, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.



  Notary Public

  __________________________________